LEGG MASON GLOBAL TRUST, INC.
                      Legg Mason International Equity Trust
                        Legg Mason Emerging Markets Trust

                       Supplement to the Prospectus dated
                                   May 1, 2007


The footnote to the "Shareholder Fees" tables on pages 13, 15, 17, and 19 of the Prospectus is replaced in its entirety with the following:



* Proceeds of shares redeemed or exchanged within 60 days of purchase will be subject to a 2% redemption fee. The fee is paid directly to the fund and not to the fund's manager or distributor. This fee will be waived for certain approved mutual fund asset allocation programs ("wrap programs").





The first paragraph in the section "Shareholder Eligibility" on page 24 of the Prospectus is replaced in its entirety with the following:



The funds generally will accept a new account application to establish an account only if the beneficial owner has a U.S. address or is a U.S. citizen with a foreign address. Existing non-U.S. investors in a fund will not be permitted to establish new accounts to purchase fund shares, but will continue to be able to purchase shares in that fund through their existing accounts. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish an account with the funds.





The first paragraph on page 35 of the Prospectus is replaced in its entirety with the following:



The redemption fee will be paid directly to the funds to help offset the costs imposed on them by short-term trading. This fee will be waived for certain wrap programs.

The paragraph in the section "Portfolio Holdings Disclosure Policy" on page 44 of the Prospectus is replaced in its entirety with the following:



A description of the funds' policies and procedures with respect to the disclosure of their portfolio holdings is available in the funds' Statement of Additional Information. The funds' complete portfolio holdings are available at http://www.leggmason.com/funds/ourfunds/portfolioholdings on a quarterly basis approximately 25 calendar days following the quarter-end, and partial information concerning the funds' portfolio holdings (such as top ten holdings) is available on the Legg Mason Funds' website, in fact sheets and other formats, approximately 11 business days following each quarter-end. Such information will remain available until the next quarter's holdings are posted.






 This supplement should be retained with your Prospectus for future reference.

                   This supplement is dated November 26, 2007.


















LMF-041
SKU#540811